                                                                      1 of 2
                                                                  --------------
                                                                  Fully executed
                                                                    EXHIBIT 10.6

LANDLORD:       BF REALTY INVENTORS ROCHESTER II LIMITED
                PARTNERSHIP

TENANT:         WORLD OF SCIENCE, INC.

PREMISES:       275 COMMERCE DRIVE, ROCHESTER, NEW YORK



                               TABLE OF CONTENTS


SECTION                                                                 PAGE
 NO.            TITLE                                                    NO.

(S)1.           The Leased Premises.....................................   1
(S)2.           Term....................................................   1
(S)3.           Rent....................................................   1
(S)4.           Additional Rent.........................................   2
(S)5.           Option To Renew.........................................   2
(S)6.           Use Of Premises And Signs...............................   3
(S)7.           Compliance With Laws....................................   3
(S)8.           Alterations, Maintenance and Repairs....................   4
(S)9.           Security Deposit........................................   6
(S)10.          Mechanic's Liens........................................   6
(S)11.          Indemnity And Insurance.................................   6
(S)12.          Waiver Of Subrogation...................................   9
(S)13.          Personal Property.......................................   9
(S)14.          Destruction Of Premises.................................   9
(S)15.          Condemnation............................................  10
(S)16.          Utilities...............................................  11
(S)17.          Protection of Landlord's Mortgage.......................  11
(S)18.          Limitation of Liability.................................  12
(S)19.          Transfer Of Landlord's Interest.........................  12
(S)20.          Severability of Provision...............................  12
(S)21.          Non-Waiver..............................................  13
(S)22.          Enjoyment Without Molestation...........................  13
(S)23.          Successors In Interest Assignment.......................  13
(S)24.          Entry By Landlord.......................................  13
(S)25.          Default.................................................  14
(S)26.          Surrender Of Premises...................................  15
(S)27.          Holding Over Tenant.....................................  16
(S)28.          Real Estate Brokers.....................................  16
(S)29.          Time Of The Essence.....................................  16
(S)30.          Notice..................................................  16
(S)31.          Amendments..............................................  17
(S)32.          Short Form Lease........................................  17
(S)33.          Governing Law...........................................  17
(S)34.          Successors And Assigns..................................  17
(S)35.          Captions and Table of Contents..........................  17
(S)36.          Authority...............................................  17
(S)37.          Hazardous Materials.....................................  17
(S)38.          Attorney's Fees.........................................  18
(S)39.          Cumulative Rights and Remedies..........................  19
(S)40.          Entire Agreement........................................  19
(S)41.          Bank Waiver.............................................  19

                                LEASE AGREEMENT
                                ---------------

        This lease entered into on the 29th day of March, 1994, by and between BF REALTY INVESTORS ROCHESTER II LIMITED PARTNERSHIP, an Ohio limited partnership with an office at 1241 Dublin Road, Columbus, Ohio 43215, hereinafter called "Landlord," and WORLD OF SCIENCE, INC., a New York corporation with an office at 900 Jefferson Road, Building 4, Rochester, New York 14625, hereinafter called "Tenant."

        Upon the terms and subject to the conditions hereinafter set forth, Landlord leases to Tenant, and Tenant leases from Landlord, the property hereafter described.

(S)1.  THE LEASED PREMISES. The property hereby leased to Tenant, upon and
       -------------------
subject to the terms, covenants, conditions and provisions hereof, is commonly known as 275 Commerce Drive, Rochester, New York and being more particularly described in Schedule A attached hereto and made a part hereof, together with all improvements now or hereafter located thereon (the "leased premises").

        The lease is subject to applicable zoning and building ordinances and regulations, conditions, restrictions, rights-of-way, and easements of record and the condition and state of repair of the leased premises.

(S)2.  TERM. The term of this lease shall be a period of sixteen (16) months,
       ----
commencing on the 1st day of April, 1994, and ending on the 31st day of July, 1995. Notwithstanding the commencement date set forth in the immediately preceding sentence, Landlord shall make the leased premises available to Tenant after the date hereof and prior to such commencement date for the purposes of remodeling, decorating, furnishing and equipping the leased premises. The use of the leased premises prior to the commencement date for such work shall not create a landlord-tenant relationship between the parties, nor constitute occupancy of the lease premises for the commencement of base rent, but the provisions of (S)(S)6, 8, 10, 11, 12, 16 and 37 of this lease shall apply.

(S)3.  RENT. Tenant does hereby agree to pay as base rent for the Premises the
       ----
sum of One Hundred Fifty Thousand Dollars ($150,000.00) payable in advance in monthly installments of Ten Thousand Dollars ($10,000.00) on the first day of each and every month during the term of this lease without demand, deduction or set-off; provided, however, that the obligation to pay base rent shall commence on May 1, 1994. Rent checks shall be made payable to Landlord and shall be mailed to 1241 Dublin Road, Columbus, Ohio 43215.

(S)4.  ADDITIONAL RENT. In addition to the base rent, Tenant shall pay as
       ---------------
additional rent during the term of this lease: all taxes, assessments and other governmental charges (including taxes, assessments and other governmental charges paid prior to the commencement date of the term of this lease to the extent they relate to any period of time after such commencement date), all public and private utility charges, all premiums on insurance policies required by the terms hereof and except as otherwise set forth in this lease, all other expenses and charges, which during the continuance of this lease, shall arise, be levied, assessed, charged or imposed upon or with respect to, or be incurred in connection with, the ownership, possession, rent, use, occupation, operation, maintenance, repair and alteration of the leased premises; provided, however, that nothing herein shall be construed to require Tenant to pay any income or franchise taxes imposed on Landlord. If permitted by the applicable governmental authority, Tenant may pay assessments in installments in which event Tenant shall only be liable for installments due and payable during the term of this lease. All taxes, assessments, and governmental charges shall be pro-rated so that tenant shall pay only those costs which are attributable to its period of occupancy.

(S)5.  OPTION TO RENEW. If, and only if, Tenant shall have fully done, performed
       ---------------
and observed all of the terms, covenants and conditions required hereunder to be done, performed or observed by it, then Tenant shall have the right to renew this lease for a renewal term of one (1) year.

        If, after having renewed the lease for the first renewal term Tenant has continued to observe and perform all of its obligations under this lease, Tenant shall have the right to renew this lease for a second renewal term of one (1) year. If, after having renewed the lease for the second renewal term Tenant has continued to observe and perform all of its obligations under this lease, Tenant shall have the right to renew this lease for a third renewal term of one (1) year.

        All renewal terms shall be upon all of the same terms, covenants and conditions as the initial term of this lease, except that the rent shall be as hereinafter provided. Such options to renew shall be exercised by notice in writing to Landlord on or before one hundred five (105) days prior to the expiration of the original or then renewal term, as the case may be.

        The base rent for the first renewal term shall be One Hundred Seventy Thousand Dollars ($170,000) payable in advance in monthly installments of Fourteen Thousand One Hundred Sixty-Six and 67/100 Dollars ($14,166.67) on the first day of each and every month during the first renewal term without demand, deduction or setoff. The base rent for the second renewal term shall be One Hundred Eighty Thousand Dollars ($180,000) payable in advance in monthly installments of Fifteen Thousand Dollars ($15,000) on the first day of each and every month during the second renewal term without demand, deduction or setoff. The base rent for the third renewal term shall be One Hundred Ninety Thousand Dollars ($190,000) payable in advance in monthly installments of Fifteen Thousand Eight Hundred Thirty-Three and 33/100 Dollars ($15,833.33) on the first day of each and every month during the third renewal term without demand, deduction or setoff.

        Except where the context otherwise requires or otherwise is indicated, the phrase "the term of this lease" whenever used in this lease shall be construed to include any renewal terms for which Tenant has exercised its option or options set forth in this section.

(S)6.  USE OF PREMISES AND SIGNS. A. Tenant shall be permitted to use the leased
       -------------------------
premises for a warehouse, distribution center and offices and for no other purposes, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

        B. The use by Tenant of the leased premises shall be in a careful, safe, legal, and proper manner, and Tenant shall not permit the leased premises to be used for any unlawful purposes, nor commit or suffer any waste.

        C. Tenant shall not place any sign on the exterior of the building comprising part of the leased premises without first obtaining the approval of the Landlord. Approval by Landlord for any sign shall not be unreasonably withheld and each sign must comply with all applicable governmental laws, ordinances and regulations. During the term of this Lease, Tenant shall maintain said signs in a good state of repair and shall save Landlord harmless from any loss, cost or damage that may occur as a result of the maintenance of said signs or the lack thereof. At the end of the term, Tenant shall remove said signs at its sole cost and expense, and shall repair any material damage resulting from such removal.

(S)7.  COMPLIANCE WITH LAWS. A. Except as stated herein, Tenant shall,
       --------------------
throughout the term of this lease at no cost or expense whatsoever to Landlord, promptly comply, or cause compliance, with all laws, ordinances, orders, rules, regulations and requirements of all federal (including the Americans with Disabilities Act), state, county and municipal governments and all departments, commissions, boards and officers thereof, whether present or future, foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord and Tenant which may be applicable to Tenant's use of the leased premises.

        B. Except as expressly provided in this lease, no abatement, diminution or reduction in rent, or any other charges required to be paid by Tenant pursuant hereto, shall be claimed by or allowed to Tenant for an inconvenience or interruption, cessation, or loss of business caused, directly or indirectly by any present or future laws, ordinances, rules, regulations, requirements or orders to the federal, state, county, township or municipal governments or any other lawful authority whatsoever, or by priorities, rationing or curtailment of labor or materials, or by war, civil commotion, strikes, or riots, or any matter or thing resulting therefrom, or by any other cause or causes beyond the control of Landlord, nor shall this lease be affected by any such causes.

(S)8.  ALTERATIONS, MAINTENANCE AND REPAIRS. Tenant takes the leased premises
       ------------------------------------
in an "as is" condition. Tenant will comply with all building code requirements and government regulations, including the Americans with Disabilities Act, in the performance of any alterations. Tenant may, at its own cost and expense, make all alterations, improvements and installations in or to the leased premises as it may require in connection with its use and occupancy thereof; provided, however, that Tenant shall not remove any existing improvements or installations nor make any structural alterations in or to the walls, roof, floor or foundation of the leased premises or additions thereto without Landlord's prior written consent.

        All such alterations, improvements, installations and additions shall immediately become the property of Landlord subject to the rights of Tenant hereunder. The cost of any such change, alterations or constructions shall be paid in cash or its equivalent, so that the leased premises shall at all times be free of liens for labor, materials supplied or claimed to have been supplied to the leased premises. Tenant shall have the right to contest the validity of any lien filed as a result of its occupancy at its sole expense.

     All business equipment, machinery and trade fixtures installed by Tenant shall remain the personal property of Tenant and may be removed by it upon termination or cancellation of this lease, or any extension thereof, or at any time prior thereto; provided, however, that any material damage caused by such removal shall be repaired, and the leased premises restored to substantially the same condition as before installation of the items removed, normal wear and tear excepted, by Tenant at its expense.

     Tenant shall, throughout the term of this lease, and, except as specifically herein otherwise provided, at Tenant's sole cost and expense, take good care of and maintain in good order and repair the leased premises. Tenant shall not commit or suffer to be committed any waste upon or about the same, and shall promptly, as its own cost and expense except as set forth herein, make all necessary repairs to the leased premises and appurtenances thereto, whether interior or exterior, ordinary or extraordinary, and foreseen or unforeseen. Tenant shall, at its own cost and expense, keep the leased premises free and clear from all rubbish, dirt, ice, snow, goods or other obstacles. Landlord's repair and maintenance obligations hereunder shall be limited to the following:

              (a) Landlord shall take good care of and maintain the roof and the exterior walls and foundation of the building comprising part of the leased premises; provided, however, Tenant shall be responsible for repairs to the roof and the exterior walls and foundation to the extent such repairs are necessary due to the fault or negligence of anyone other than Landlord; and

              (b) After the two air rotation furnaces (located in the existing pit area at the northeast area of the building) have been moved and properly reinstalled in good working order by Tenant, Landlord shall then reimburse Tenant for any costs in excess of $2,000 for each individual repair required to be made to each such furnace, such reimbursement to be made promptly after Tenant sends Landlord a paid invoice for each such repair from a third party repair service. If Tenant determines that either or both of such furnaces need to be replaced during the lease term then Tenant shall, at its sole cost and expense, replace such furnace or furnaces with a furnace or furnaces whose type and size are mutually agreed upon by Landlord and Tenant. Landlord agrees to reimburse Tenant for the unamortized cost of such new furnace or furnaces within thirty (30) days after the normal expiration of the lease term or any renewal thereof. Landlord shall have no such reimbursement obligation if this lease or Tenant's possession of the leased premises is terminated due to a default by Tenant under the terms of this lease or if Tenant purchases the leased premises from Landlord. For purposes of determining such unamortized cost, the cost of such new furnace or furnaces shall be amortized over a twenty year period with no interest. For example, if Tenant installs one such new furnace at a cost of $10,000 at the end of the fourth month of the initial term of the lease and the lease term expires at the end of the initial term (i.e., one
                                                                    ---
         year after installation of the new furnace) without Tenant having elected to renew the term, then Landlord shall reimburse Tenant for $9,500 of the cost of such new furnace ($10,000 cost divided by 20 years equals $500 per year amortization multiplied by 1 year, subtracted from the original $10,000 cost).

(S)9.  INTENTIONALLY OMITTED.
       ---------------------

(S)10. MECHANIC'S LIENS. Landlord shall not be liable for any labor or materials
       ----------------
furnished to Tenant. Tenant shall not permit any mechanic's or other liens for such labor and materials to attach to or affect Landlord's interest in the Premises. Tenant hereby agrees to pay, discharge by bond or deposit or to successfully defend against any such liens, and failing to do so, Landlord may, upon giving ten (10) days written notice to Tenant, pay or discharge the same and the amount so paid or deposited, together with interest at the rate of ten percent (10%) per annum, shall be deemed additional rent due hereunder and payable with the next month's base rent.

(S)11. INDEMNITY AND INSURANCE. A. Tenant shall indemnify Landlord for, defend
       -----------------------
Landlord against, and save Landlord harmless from any liability, loss, cost, injury, damage, or other expense that may occur or be claimed by or with respect to any person or property on or about the leased premises resulting from the use, misuse, occupancy, possession, or unoccupancy of the leased premises by Tenant, its agents, employees, licensees, invitees or guests, or from the condition of same. Tenant shall, at its own cost and expense, defend against any and all such accidents, claims and demands and shall indemnify Landlord for all costs and expenses it may incur in connection therewith, Landlord shall not have any liability for any loss, cost, injury or damage to the leased premises, to Tenant or Tenant's employees, agents, licensees, invitees, or guests or to any property of such persons and Landlord shall not be responsible or liable for loss or damage to the contents of the leased premises, regardless of who owns the contents and regardless of how or by whom the loss or damage is caused, unless same was due to the gross negligence of Landlord.

        B. Tenant agrees to maintain in full force and effect at its sole cost and expense throughout the term of this lease (and any renewals), policies of fire insurance, including broad forms perils coverage, on the leased premises. Such insurance shall name Landlord and any mortgagee as loss payees and shall at all times be in an amount equal to the replacement value of the leased premises, which value may be redetermined by Landlord from time to time but no more often than every three (3) years. It shall be the responsibility of Landlord to give Tenant written notice of such redetermined value, the obligations of Tenant hereunder being limited to the amount stated in the written notice last received by Tenant. A certificate of the insurance (or copy of the policy if requested by Landlord or its mortgagee) required under this section shall be delivered to Landlord at least fifteen (15) days prior to the time such insurance is required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of any such policies. Such insurance shall be written by a company or companies rated A or A+ by Best's Insurance Guide, with a ten (10) or better financial rating, authorized to engage in the business of fire and extended coverage insurance in the State of New York and reasonably acceptable to Landlord and any mortgagee. Such policies of insurance obtained pursuant to the provisions hereof shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay to Landlord or its mortgagee the amount of any loss sustained and shall bear an endorsement stating that the insuer agrees to notify Landlord in writing by certified mail not less than twenty (20) days in advance of any modification, cancellation, or termination thereof.

        The insurance required hereunder may, at the option of Tenant, be effected by blanket and/or umbrella policy or policies issued to Tenant covering the building and other properties owned or leased by Tenant and/or its affiliated entities, and, in the event that the insurance required by this lease shall be effected by any such blanket or umbrella policy or policies, Tenant shall furnish to Landlord a certificate or certificates of such policy or policies with a statement of value thereto attached showing the amount of insurance afforded by such policy or policies directly applicable to the building leased by Landlord under this lease.

        If Tenant fails to comply with the requirements of this subsection, Landlord may (but shall not be obligated to) obtain such insurance and keep the same in effect and Tenant shall pay Landlord the premium cost thereof, as additional rent, upon demand with interest at ten percent (10%) per annum until paid. The parties agree that the replacement value as of April 1, 1994 for purposes of this section shall be equal to $1,800,000.

        C. Tenant, at its own cost and expense, shall procure and maintain in full force and effect general liability insurance against any and all claims for personal and bodily injury to persons or damage to property occurring in, on or about the leased premises during the term of this lease and any renewals thereof, if exercised. Such insurance shall be written on the occurrence basis and shall name Landlord and any mortgagee as additional insureds and shall at all times be in an amount not less than One Million Dollars ($1,000,000) in respect to personal or bodily injury to or death of one (1) person as a result of any one (1) occurrence, Three Million Dollars ($3,000,000) in respect to personal or bodily injuries to or death of more than one (1) person as a result of any one (1) occurrence, and Five Hundred Thousand Dollars ($500,000) for property damage as a result any one (1) occurrence. Such insurance shall be written by a company or companies rated A or A+ by Best's Insurance Guide with a ten (10) or better financial rating, authorized to engage in the business of general liability insurance in the State of New York and reasonably acceptable to Landlord and any mortgagee. A certificate of all such policies (or a copy of the policies themselves, if requested by Landlord or its mortgagee) procured by Tenant in compliance herewith shall be delivered to Landlord at least fifteen
(15) days prior to the time such insurance is required to be carried by Tenant and thereafter at least fifteen (15) days prior to the expiration of any such policy. Such policy shall bear an endorsement stating that the insurer agrees to notify Landlord by certified mail not less than twenty (20) days in advance of any modification, cancellation, or termination thereof.

        If Tenant fails to comply with the requirements of this subsection, Landlord may (but shall not be obligated to) obtain such insurance and keep the same in effect and

Tenant shall pay Landlord the premium cost thereof, as additional rent, upon demand with interest at ten (10%) per annum until paid.

        D. Tenant shall carry workers' compensation and employer's liability insurance in amounts of not less than that required by applicable law.

(S)12.  WAIVER OF SUBROGATION.  Tenant hereby releases Landlord from any and all
        ---------------------
liability or responsibility to Tenant or anyone claiming through or under Tenant by way of subrogation or otherwise for any loss or damage specifically insured against, or required by the terms of this lease to be insured against, by Tenant, even if such loss or damage shall have been caused by the fault or negligence of Landlord or anyone for whom Landlord may be responsible, and Tenant agrees to cause its insurance policies to contain a clause pursuant to which the insurance company or companies (a) waive the right of subrogation against Landlord for losses covered by such policies and (b) agree that such policies shall not be invalidated because Tenant has hereby waived any right of recovery for losses covered by such policies.

(S)13.  PERSONAL PROPERTY.  Landlord shall not be liable for any loss or damage
        -----------------
to any personal property of Tenant or of anyone claiming by or through Tenant including any loss or damage resulting from burst, stopped or leaking water or sewer pipes, or from electrical wiring, equipment and fixtures, unless same was due to the gross negligence of Landlord.

(S)14.  DESTRUCTION OF PREMISES.  In the event of any damage or destruction to
        -----------------------
improvements on the leased premises, Tenant shall forthwith repair, restore or replace the damaged or destroyed improvements, and complete the same as soon as reasonably possible to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by law. Landlord, in such event, shall, to the extent and at the times the insurer and Landlord's mortgagee make the proceeds of the insurance available for such purposes, reimburse Tenant for the costs of making such repairs, restoration, rebuilding and replacements; provided, further, that said reimbursements need be made only under such conditions that Landlord and its mortgagee are assured that at all times the leased premises shall be free of liens or claims of liens by reason of such work; and, provided, further, that the portion of the proceeds paid out at any time shall not exceed the value of the actual work and materials incorporated in the repaired, restored, rebuilt or replaced premises. To the extent, if any, that the proceeds of insurance made available for such purposes are insufficient to pay the entire costs of making such repairs, restoration, rebuilding and replacements, Tenant shall bear such costs. The obligation to pay the rent provided in this lease shall continue unabated by reason of any such damage or destruction, that is, there shall be no abatement or diminution of rent by reason of such damage or destruction regardless of the period of time, if any, during which the leased premises or any part thereof remain untenantable.

        In the event of any loss or destruction on the leased premises, Tenant shall promptly notify Landlord and its mortgagee and shall make prompt proof of loss to the relevant insurance company or companies involved.

(S)15.  CONDEMNATION.  A. In the event that at any time during the continuance
        ------------
of this lease, title shall be taken to over five percent (5%) of the square footage of the building or five (5%) of the parking lot of the leased premises, by the exercise of the right of condemnation or eminent domain or by agreement between Landlord and those authorized to exercise such right this lease shall terminate and expire on the date of such taking and the rent provided to be paid by Tenant shall be apportioned and paid to the date of such taking. In the event of any such taking Landlord shall be entitled to all damages, consequential damages, and compensation for such taking and Tenant shall not be entitled to share in any such award nor have any claim against Landlord for any part thereof; provided, however, if the laws then in effect permit a separate award to Tenant for any or all of its losses, nothing contained herein shall prevent or prohibit Tenant from seeking and obtaining such separate award.

        B. In the event of any taking other than as provided in subparagraph A, above, this lease shall continue unaffected, and, except as hereinafter specifically otherwise provided, Landlord shall be entitled to all damages, consequential damages and compensation for such taking and Tenant shall not be entitled to share in any such award or have any claim against Landlord for any part thereof, except as provided in subparagraph A. above; provided, however, that Landlord shall, to the extent the net proceeds of such award are made available to it and to the extent Landlord's mortgagee, if any, does not require the same to be applied upon the mortgage indebtedness, reimburse Tenant for its costs of demolition, repair and restoration to return the leased premises to a tenantable condition. Tenant shall promptly upon any such partial taking make such demolitions, repairs and restorations as are necessary to return the leased premises to a tenantable condition and, in the event that the cost of such demolition, repairs and restoration shall exceed the then amount collected by Landlord, Tenant shall pay the deficiency.

(S)16.  UTILITIES.  Tenant shall furnish, at its own expense, trash removal,
        ---------
all utilities of every type and nature required by it in its use of the leased premises and shall pay or cause to be paid, when due, all bills for water, sewage, gas and electricity used on, in connection with, or chargeable against the leased premises until the termination of this lease; and Tenant shall indemnify and save harmless Landlord from and against any loss, cost and expense in connection therewith.

(S)17.  PROTECTION OF LANDLORD'S MORTGAGE.  A.  This lease shall be subject and
        ---------------------------------
subordinate to any mortgages that may have been placed or may be hereafter placed upon the leased premises by Landlord, and to any advances to be made thereunder, and to all renewals, replacements, and extensions thereof; provided, however, that any mortgagee may elect by written notification to Tenant to give the rights and interest of Tenant under this lease priority over the lien of its mortgage. However, Tenant's obligations to so subordinate to any such mortgagee shall be conditioned upon Tenant's receipt of an acceptable non-disturbance agreement from such mortgagee.

      B. Although this (S)17 is self-executing, Tenant shall execute and deliver whatever instruments may be required by Landlord's mortgagee, within ten (10) days of written notice by such mortgagee, for the purposes of evidencing the subordination of this lease or making this lease superior. Failure by Tenant to execute such instruments shall constitute an irrevocable appointment by Tenant of Landlord as its attorney-in-fact for the purpose of executing such instruments.

      C. At Landlord's written request, Tenant shall furnish to Landlord within one hundred twenty (120) days following the end of each fiscal year during the term of this lease, beginning in 1994, and at such other times as Landlord may request, but not more often than semi-annually, a copy of Tenant's current financial statements, including balance sheets and income statements, such statements to be prepared in accordance with generally accepted accounting principles consistently applied. Such statements shall be certified by an independent certified public accountant or by Tenant's chief financial officer. Such financial statements shall be received and held by Landlord on a strictly confidential basis; provided, however, that Landlord may disclose such financial statements to prospective mortgagees or purchasers of the Premises.

      D. At any time and from time to time, Tenant agrees, upon request in writing from Landlord, to promptly execute, acknowledge and deliver to Landlord or to the holder of any mortgage on the leased premises a statement, in form and substance satisfactory to Landlord, certifying, if true, (i) that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in force and effect as modified and stating the modifications), (ii) that there are no defaults of Landlord hereunder (or if same exists, a statement indicating same), (iii) the dates to which the base rent, additional rent and other charges have been paid and (iv) that Tenant has accepted possession of the leased premises and the term of the lease has commenced, giving the date of such commencement.
If Tenant fails to provide such a statement within ten (10) days after written request therefore, Tenant does hereby make, constitute and irrevocably appoint Landlord or any such mortgagee as its attorney-in-fact and in its name, place and stead so to do.

(S)18.  LIMITATION OF LIABILITY.  Tenant specifically agrees to look solely
        ------------------------
to Landlord's interest in the premises for the recovery of any judgment Tenant may obtain against Landlord, it being agreed that neither Landlord nor any of its partners shall ever be personally liable for any such judgment. Landlord will, however, carry at all times during the lease term at least $3,000,000.00 of liability insurance and give Tenant, upon request, proof of payment thereof.

(S)19.  TRANSFER OF LANDLORD'S INTEREST.  If Landlord should sell or otherwise
        --------------------------------
transfer its interest in the leased premises upon an undertaking by the purchaser or transferee to be responsible for all of the covenants and undertakings of Landlord, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this lease or any modifications or amendments thereof, or extensions thereof, except for such liabilities which might have accrued prior to the date of such sale or transfer of its interest by Landlord.

(S)20.  SEVERABILITY OF PROVISIONS.  The invalidity or unenforceability of any
        ---------------------------
particular provision of this lease shall not affect the other provisions hereof and this lease shall be construed in all respects as if such invalid or unenforceable provision were omitted; provided that, in lieu of such invalid or unenforceable provisions, there shall be added automatically as part of this lease a provision as similar in terms to such illegal, invalid or unenforceable provisions as may be possible and as may be legal, valid or enforceable.

(S)21.  NON-WAIVER.  Neither a failure by Landlord to exercise any of its
        ----------
options hereunder, nor failure to enforce its right or seek its remedies upon any default, nor the acceptance by Landlord of any rent accruing before or after any default, shall effect or constitute a waiver of Landlord's right to exercise such option, to enforce such rights, or to seek such remedy with respect to that default or to any prior or subsequent default. The remedies provided in this lease shall be cumulative and shall not in any way abridge, modify or preclude any other rights or remedies to which Landlord is entitled either by law or in equity.

(S)22.  ENJOYMENT WITHOUT MOLESTATION.  If Tenant pays the rent it is obligated
        ------------------------------
hereunder to pay, and observes all other terms, covenants and conditions hereof, it shall occupy and enjoy the use of the leased premises during the continuance hereof, without any hindrance, molestation, or ejection by Landlord, its successors or assigns.

(S)23.  SUCCESSORS IN INTEREST ASSIGNMENT.  Tenant shall not assign or sublet;
        ----------------------------------
the leased premises except to affiliates or subsidiaries or except through the transfer of a majority interest in the stock of Tenant or a merger of Tenant, without the prior written consent of Landlord, which consent will not be unreasonably withheld. No assignment of this lease, whether by act of Tenant or by operation of law, and no sublease by or from Tenant, shall relieve or release Tenant from any of its obligations hereunder. Landlord shall have the right to cancel this lease upon any assignment made or attempted to be made to an unaffiliated assignee of Tenant or any assignment not approved by Landlord, for any reason. In the event of such cancellation Tenant will be released from any further obligations hereunder.

(S)24.  ENTRY BY LANDLORD.  Landlord and its duly authorized representatives
        -----------------
shall have the right to enter the leased premises at all reasonable times with forty-eight (48) hours prior notice (except in emergencies and as set forth below) for the purposes of (a) inspecting the condition of same and making such repairs, alterations, additions or improvements thereto as may be necessary or desirable (but Landlord shall have no duty to make any such repairs, alterations, additions or improvements), and (b) exhibiting the same to persons who may wish to purchase or lease the same, and during the last three (3) months of the term of this lease and any renewal term, placing any notice of reasonable size on the leased premises offering the same or any part thereof for sale or rent; provided, however, in no event shall Landlord unreasonably interfere with Tenant's use of the leased premises. In addition, Landlord, the previous tenant of the leased premises, the New York Department of Environmental Conservation and their authorized representatives shall have access to the former exterior sites of the underground fuel oil tanks at all reasonable times without prior notice in order to complete the remediation of the soils around such sites; provided, however, in no event shall any of such parties unreasonably interfere with Tenant's use of the leased premises.

(S)25.  DEFAULT. If Tenant fails to pay any installments of base rent or make
        -------
any payment of additional rent or fails to supply evidence of any insurance required by the terms hereof, within ten (10) days after it becomes due hereunder and after written demand has been made therefor, or if Tenant fails to observe and perform any other provision, covenant or condition of this lease required under this lease to be observed and performed by Tenant, within thirty
(30) days after Landlord shall have given written notice to Tenant of the failure of Tenant to observe and perform the same, and if Tenant fails to proceed timely and promptly with all due diligence and in good faith to the curing of such default, or if Tenant abandons the leased premises, or any part thereof, during the continuance of this lease, or if Tenant makes any assignment for the benefit of creditors or enters into a composition agreement with its creditors, or if the interest of Tenant in the leased premises is attached, levied upon, or seized by legal process, or if a bankruptcy or insolvency proceeding is filed by or against Tenant, or if a court of competent jurisdiction or other governmental authority approves a petition seeking reorganization, arrangement, composition or similar relief with respect to Tenant, or appoints a trustee, receiver or liquidator of Tenant of all, or substantially all of its property or affairs, or assumes custody or control of all, or substantially all, of the property or affairs of Tenant, or if this lease is assigned in violation of the terms hereof, or is terminated by operation of law, then and in any such event, immediately or at any time thereafter, at the option of Landlord, Landlord shall have the right to immediately re-enter and take possession of the leased premises, and, as it elects, either (a) declare this lease to be terminated, in which event this lease, all rights of Tenant, and all duties of Landlord shall immediately cease and terminate, and Landlord may possess and enjoy the leased premises as though this lease had never been made, without prejudice, however, to any and all rights of action against Tenant which Landlord may have for rent, damages or breach of covenant, in respect to which Tenant shall remain and continue liable notwithstanding such termination, or (b) relet the leased premises, or any part thereof, for such term or terms and on such conditions, as Landlord determines for and on behalf of Tenant for the highest rental reasonably obtainable in the judgment of Landlord, which reletting shall not be considered as a surrender or acceptance back of the leased premises or a termination of this lease and, recover from Tenant any deficiency between the amount of rent, additional rent and all other charges payable under this lease, plus any expenses incurred by Landlord in connection with such reletting, including, without limitation, the reasonable expenses of any redecorating or repairs Landlord deems necessary or appropriate to make in connection with such re-letting and sums expended for brokerage commissions and reasonable attorney's fees; but the Landlord shall be under no duty to relet the leased premises.

        In the event that Tenant fails to pay by its respective due dates all charges and other obligations to be paid by it pursuant to the terms hereof, or fails to make necessary repairs to the leased premises as required by this lease, or fails to restore to its former state any damaged or destroyed portion hereof, or fails to carry insurance as provided herein, then Landlord, at its option, may do so and the amount of such expenditure, plus accrued interest at the rate of ten percent (10%) per annum from the time each such expenditure is made until reimbursed, shall immediately become due and payable to Landlord and be considered additional rent hereunder, but no such payment or compliance by Landlord shall constitute a waiver of any such failure by Tenant or affect any right or remedy of Landlord with respect thereto. In addition, a late charge shall be assessed as additional rent in the amount of three percent (3%) of the amount due for any rental payment received after the tenth of any lease month.

(S)26.  SURRENDER OF PREMISES. Upon termination of this lease, whether by lapse
        ---------------------
of time or otherwise, or upon the exercise by Landlord of the power to re-enter and repossess the leased premises without terminating this lease, as hereinbefore provided, Tenant shall at once surrender the possession of the same to Landlord in good order and repair, ordinary wear and tear excepted, and at once remove all of Tenant's property therefrom. If, upon such an event, Tenant does not at once surrender possession of the same and remove all its property therefrom, Landlord may forthwith re-enter and repossess the same and remove all of Tenant's property therefrom and store the same without being guilty of trespass or of forcible entry or detainer without incurring liability to Tenant for loss or damage to the Tenant's property, and thereafter, Landlord may recover from Tenant all reasonable costs and expenses incurred by Landlord in removing Tenant's property and storing the same, together with interest as aforesaid.

(S)27.  HOLDING OVER BY TENANT. If Tenant shall continue in possession of the
        ----------------------
leased premises beyond the termination of the term hereof, such holding over shall be considered an extension of this lease for a one month period, and so on from month to month, until terminated by either party giving not less than thirty (30) days' written notice of termination. Such month-to-month extension shall be on the same terms and conditions set forth herein except that the base rent payable hereunder shall be equal to twice the amount of the base rent for the immediately preceding term, unless Landlord and Tenant are in active discussions for a new lease agreement or Tenant has contracted to purchase the leased premises.

(S)28.  REAL ESTATE BROKERS. Tenant represents and warrants that the only
        -------------------
brokers, agents or other persons it has dealt with in connection with this transaction are Moore & Bowles, Inc. and Remax, and Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims by any other brokers, agents or other persons claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. Landlord shall be responsible for all brokerage commissions payable to Moore & Bowles, Inc. and to Remax as the cooperating broker for Moore & Bowles, Inc., in connection with this transaction.

(S)29. TIME OF THE ESSENCE. Time is of the essence in the doing, performance and
       -------------------
observation of each and every term, covenant and condition of this lease by both Landlord and Tenant.

(S)30.  NOTICE. Any notice, exercise of option or election, communication,
        ------
request or other document or demand required or desired to be given to Landlord or Tenant shall be in writing and shall be deemed given: (a) to Landlord when deposited in the United States mail, certified or registered, postage prepaid, addressed to Landlord at its address set forth at the beginning hereof, and (b) to Tenant when deposited in the United States mail, certified or registered, postage prepaid, addressed to Tenant at its address set forth at the beginning hereof. Either party may, from time to time, change the address at which such written notices, exercises of options or elections, communications, requests, or other documents or demands are to be mailed, by giving the other party written notice of such changed address.

(S)31.  AMENDMENTS. No amendment of this lease shall be valid or binding unless
        ----------
such amendment is in writing and executed by both Landlord and Tenant.

(S)32.  SHORT FORM LEASE. The parties shall upon request of Landlord or Tenant
        ----------------
execute a short form of lease for recording purposes only, in form satisfactory to Landlord's counsel. Such short form lease may be recorded by either Landlord or Tenant in lieu of recording this lease. This lease shall not be recorded in the public records.

(S)33.  GOVERNING LAW. This lease shall be subject to and governed by the laws
        -------------
of the State of New York.

(S)34.  SUCCESSORS AND ASSIGNS. This lease and the respective rights and
        ----------------------
obligations of the parties hereto shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

(S)35.  CAPTIONS AND TABLE OF CONTENTS. The captions of the several sections
        ------------------------------
and the Table of Contents of this lease are not a part of the context hereof and shall be ignored in construing this lease. They are intended only as aids in locating and reading the various provisions hereof.

(S)36.  AUTHORITY. Each party represents and warrants to the other that it has
        ---------
the full capacity and authority to enter into, execute, deliver and perform its obligations under this lease.

(S)37.  HAZARDOUS MATERIALS. Tenant covenants and agrees that it shall not
        -------------------
receive, transport, store, process, manufacture, package, assemble, distribute, generate, produce, release, emit or discharge at or from the leased premises any hazardous material or substances, as defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., or any hazardous waste as defined under the Solid Waste Disposal Act, 42 U.S.C. Sections 7401, et seq., or any toxic pollutants as defined under the Clean Water Act, 33 U.S.C. Sections 1251, et seq or as defined under any other applicable federal, state or local law, rule, ordinance or regulation ("Hazardous Materials or Substances"), or cause any contamination to the leased premises arising out of the presence of any Hazardous Material or Substances. However, the term "Hazardous Materials or Substances" shall not apply to items that are used in the normal course of Tenant's business, provided that such items are used, handled, transported and stored in strict compliance with any and all applicable federal, state and local laws, rules, regulations, codes, ordinances and requirements. Tenant agrees to indemnify and hold Landlord harmless for any damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees and expenses (including court and administrative costs), incurred by or arising out of any claim for bodily injury (including death), property damage, contamination of or adverse effects on the environment as a reasonable result of Tenant's breach of any of the covenants contained in this paragraph, and further agrees that the provisions of this paragraph shall survive the termination of this lease or any extension thereof. Landlord agrees to remove or encapsulate the asbestos, if any, now existing at the leased premises if Landlord is specifically ordered to do so by any governmental agency having jurisdiction thereover.

        If, after the Commencement Date, there is any spill, contamination, discharge, leakage, the release or escape of any Hazardous Material or Substance upon or affecting the leased premises, whether sudden or gradual, accidental or anticipated, or of any other nature (hereinafter "Spill"), Tenant shall immediately give Landlord written notice thereof and shall take all steps necessary to clean up such Spill and any contamination related to the Spill and to restore the leased premises to substantially the same condition and utility that existed prior to the Spill, all in accordance with the requirements, rules and regulations of any state or federal environmental department or agency having jurisdiction over the Spill and Tenant shall allow Landlord or its agents or any state or federal environmental department or agency having jurisdiction thereof to monitor and inspect all clean-up and restoration related to such Spill at the sole cost and expense of Tenant.

(S)38.  ATTORNEY'S FEES. In the event Tenant defaults in the performance of any
        ---------------
of the material terms, covenants, agreements or conditions contained in this lease and Landlord places the enforcement of this lease, or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of possession of the leased premises in the hands of outside legal counsel, or files suit upon the same, Tenant agrees to pay Landlord reasonable attorneys' fees and costs whether or not suit is instituted. If suit is instituted and Landlord substantially prevails in such action, Tenant agrees to pay Landlord's reasonable attorneys fees and costs incurred at the trial level and at all levels of appeal. If Tenant substantially prevails in such action, Landlord agrees to pay Tenant the reasonable cost of its outside legal counsel and costs incurred at the trial level and at all levels of appeal.

(S)39.  CUMULATIVE RIGHTS AND REMEDIES.  All rights and remedies of Landlord or
        ------------------------------
Tenant under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law.

(S)40. ENTIRE AGREEMENT.  Landlord and Tenant acknowledge and agree that all
       ----------------
promises, warranties and agreements with respect to this lease, the leased premises and the relationship between Landlord and Tenant are in writing. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

(S)41.  BANK WAIVER.  Landlord shall execute simultaneously with the execution
        -----------
of this lease, a bank waiver as herein attached acknowledging Tenant's financial institution's interest and right with respect to Tenant's inventory kept at the leased premises.

             IN WITNESS WHEREOF, Landlord and Tenant have caused this lease to be duly executed and delivered on the day and year aforesaid.

Signed and acknowledged                 LANDLORD - BF REALTY INVESTORS
  in the presence of:                   ROCHESTER II LIMITED PARTNERSHIP

 /s/ Ann B. Largeo                      By: Capital Equity, Ltd.
----------------------------                  Its General Partner
as to Landlord

/s/ Susan E. Brown                      By: THWIRS, Inc.
----------------------------                  Its General Partner
as to Landlord

                                        By: /s/ Ned K. Barthelmas
                                           ------------------------------

                                             President
                                        ---------------------------------
                                        Title

Signed and acknowledged                 TENANT - WORLD OF SCIENCE, INC.
  in the presence of:

/s/ Fred H. Klaucke                        By: /s/ James J. Froehler
------------------------------             ------------------------------
as to Tenant

/s/ Rosalie Myers                            President
---------------------------             ---------------------------------
as to Tenant                            Title

STATE OF OHIO
COUNTY OF FRANKLIN, ss:

        BEFORE ME, a Notary Public, in and for the State and County aforesaid, on this day personally appeared Ned K. Barthelmas as President of THWIRS, Inc.,
                                -----------------
General Partner of Capital Equity, Ltd,. an Ohio limited partnership and General Partner of BF Realty Investors Rochester II Limited Partnership, an Ohio limited partnership, who acknowledged before me that he executed the foregoing instrument as such officer, and that the signing of the same was his free act and deed and the free act and deed of said Partnership.

        IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal, this 29th day of March, 1994.


                                               /s/ Susan E. Brown
                                        -------------------------------------
                                        Notary Public

                                                   SUSAN E. BROWN
                                            NOTARY PUBLIC, STATE OF OHIO
                                            MY COMMISSION EXPIRES 12-8-97

STATE OF  NY
COUNTY OF MONROE, ss:

        BEFORE ME, a Notary Public, in and for the State and County aforesaid, on this day personally appeared James J. Froehler as President of World
                                -----------------
of Science, Inc., a New York corporation, who acknowledged before me that he executed the foregoing instrument as such officer, and that the signing of the same was his free act and deed and the free act and deed of said corporation.

        IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal, this 28 day of March, 1994.

                                               /s/ Maureen T. Miller
                                        ---------------------------------------
                                        Notary Public
                                        State of NY - County of Genesee
                                        #4996994  exp date  5/26/94

                           LANDLORD/MORTGAGE WAIVER

To:   Marine Midland Bank, N.A.
      Rochester, New York

      The undersigned is the owner, mortgagee or holder of an interest in certain real property, described briefly as follows (the "Premises"):
      Warehouse and Distribution facility at 275 Commerce Drive, Rochester, NY

      The undersigned has been informed that Marine Midland Bank, N.A. (the "Bank" is willing to extend credit to WORLD OF SCIENCE, INC. (the "Borrower") if the undersigned will consent to the Bank's taking a security interest, chattel mortgage or other lien on certain personal property now or hereafter to be located on or affixed to the Premises and if the undersigned will disclaim any interest in or lien on such personal property, described as follows:

              all inventory now owned or hereafter acquired
              (hereinafter referred to as the "Collateral")

      The undersigned, intending to be legally bound hereby, consents to the Bank's taking a security interest, chattel mortgage or other lien on the Collateral and disclaims any interest therein or lien thereon as fixtures or otherwise. The Bank may at any time enter upon such real property and remove the Collateral (or any part thereof) provided that the Bank shall have liability for damage to the real property resulting from such removal. The undersigned will not seek to levy execution on or to foreclose any lien or other security interest on the Collateral or otherwise apply any of the Collateral to satisfy any claim of the undersigned against the Borrower, and will notify any successor in interest of all or any part of the Premises of this consent and disclaimer, which shall be binding on the executors, administrators, successors and assigns of the undersigned.

      After Bank shall have received notice in writing from the undersigned that the undersigned has taken possession of the Premises by reason of the abandonment thereof by Borrower, or the default by Borrower under the terms of any agreement permitting occupancy or possession thereof by Borrower, Bank shall have not less than forty-five (45) days to exercise any and all rights granted hereunder, and during such period of time the undersigned shall without limitation be bound by all limitations of its rights contained herein, and the Bank shall (i) have the exclusive right to the use and occupancy of the Premises, (ii) to examine, appraise, bid on, buy, remove or otherwise deal with the Collateral, and (iii) have the right to hold a public sale or auction of the Collateral in the Premises. During and throughout any such period the Bank shall not be deemed to have assumed any obligations of Borrower to the undersigned, and shall have no obligation to pay rent or be liable for any charge of any kind, except and to the extent otherwise agreed to in a writing signed by the Bank and the undersigned.

      Executed this 29th day of March, 1994, at Columbus, Ohio,

                                       By: BF Realty Investors II
                                          -------------------------------
                                       Its Limited Partnership

                                       By: Capital Equity Ltd.
                                           (An Ohio Limited Partnership)
                                          -------------------------------
                                       Its General Partner

                                       By: Thwirs, Inc.
                                          -------------------------------
                                           Capital Equity, LTD's General Partner

                                        (Mortgagee)
                                               By Ned K. Barthelmas
                                                 -------------------------
                                               Title  President
                                                    ----------------------
                                        By:
                                           -------------------------------
                                        Its

STATE OF
COUNTY OF               SS.

        On this ______ day of _____________, 1994, before me, the subscriber, personally appeared ________________________ to me known and known to me to be the same person described in and who executed the foregoing instrument, and the above-named person acknowledged to me that said person executed the same.


                                        ---------------------------------------
                                        Notary Public


STATE OF
COUNTY OF               SS.

        On this ______ day of ______________, 1994, before me, the subscriber, personally appeared _________________________ to me known to be a member of the firm of ______________________________, and known to me to be the same person described in and who executed the foregoing instrument in the name of said firm and the above-named person acknowledged to me that said person executed the same for and in behalf of the said firm.


                                        ----------------------------------------
                                        Notary Public


STATE OF OHIO
COUNTY OF FRANKLIN      SS.

        On this 29TH day of MARCH, 1994, before me, the subscriber, personally came NED K. BARTHELMAS, to me known who, being by me duly sworn did dispose and say that the above-named person resides in COLUMBUS, OHIO, that said person is PRESIDENT of THWIRS, INC., the corporation described in and which executed the foregoing instrument; and that the above-named person signed thereto by order of the Board of Directors of said corporation.


                                                 /s/ Susan E. Brown
                                        ---------------------------------------
                                        Notary Public

                                                     SUSAN E. BROWN
                                              NOTARY PUBLIC, STATE OF OHIO
                                              MY COMMISSION EXPIRES 12-8-97

                                SCHEDULE "A"

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Henrietta, County of Monroe and State of New York, being part of Town Lots 7 and 8, Range 5, Township 12, Range 7 and more particularly described as follows:

COMMENCING at a point which is described by beginning at a point in the southerly line of Commerce Drive where it is intersected by the westerly line of premises conveyed by Kheel Development Company to D.H. Overmyer Company, Inc. by deed recorded in the Monroe County Clerk's Office in Liber 3732 of Deeds, page 443; thence running south 89 degrees 33' 30" west along the southerly line of Commerce Drive a distance of 50 feet to a point; thence running westerly along the southerly line of Commerce Drive on the arc of a curve to the right having a radius of 378.60 feet a distance of 148.08 feet to a point; thence running 68 degrees 01' 55" west along the southerly line of Commerce Drive a distance of 28.77 feet to a point; thence running westerly along the southerly line of Commerce Drive on the arc of a curve to the left having a radius of
406.40 feet a distance of 167.58 feet to a point; thence running south 88 degrees 20' 29" west along the southerly line of Commerce Drive a distance of
136.07 feet to the point of beginning of the parcel to be described; thence (1) running south 88 degrees 20' 29" west along the southerly line of Commerce Drive a distance of 335 feet to a point; thence (2) running south 00 degrees 56' 01" east a distance of 460.04 feet to a point; thence (3) running north 88 degrees 20' 29" east a distance of 335 feet to a point; thence (4) running north 00 degrees 56' 01" west a distance of 460.04 feet to a point in the southerly line of Commerce Drive and the point of beginning, containing 3.54 acres, more or less.

There is further reserved from the above described premises the following easements:

(a) An easement 20 feet in width for installation and maintenance of a railroad spur or siding which easement is described in beginning at a point in the westerly line

                        SEE SCHEDULE "A" (Cont'd)
of the premises above conveyed 48 feet northerly from the southwest corner thereof; thence running easterly and parallel to the southerly line of the premises above conveyed, 48 feet northerly from, measured at right angles, to said southerly line a distance of 235 feet to a point of curve; thence running easterly on the arc of a curve to the right having a radius of 146.21 feet, a distance of 100 feet more or less to a point in the easterly line of the premises above conveyed, which point is 48 feet northerly from the southeast corner, of said premises; thence northerly along the easterly line of the premises above conveyed a distance of 20 feet to a point; thence running westerly on the arc of a curve to the left having a radius of 1066.21 feet, a distance of 100 feet to a point of curve; thence running westerly, parallel to the southerly line of the easement and 20 feet northerly therefrom, a distance of 235 feet to a point in the westerly line of the premises above conveyed; thence southerly along the westerly line of the premises above conveyed a distance of 20 feet to the place of beginning; in connection with the aforesaid easement the right is reserved to enter upon said easement and re-enter from time to time with men, materials and equipment for the installation and maintenance of a railroad spur or siding together with appurtenances and the grantee shall not erect any structures in said easement of otherwise disturb any railroad spur line now or hereinafter constructed in said easement.

(b) Additional easements are reserved over the premises above conveyed as follows:

(1) an easement 15 feet in width all along the northerly line of the aforesaid premises; (2) an easement 10 feet in width all along the easterly line of the aforesaid premises; (3) an easement 10 feet in width along the westerly line of the aforesaid premises; and (4) an easement 50 feet in width along the southerly line of the aforesaid premises.

Said easements are reserved for the purpose of installation and maintenance of sanitary sewer lines, water lines, drainage facilities, storm sewers, utility lines and appurtenances.


                           SEE SCHEDULE "A" (Cont'd)

The right is reserved to enter upon said easements and re-enter from time to time with men, materials and equipment for such purposes. Grantee shall not erect any buildings or structures within said easements but may use same for parking or other purposes provided such use does not interfere with the use of said easements for the purpose granted. Except for any open drainage installations and replacement of trees or shrubs, after any entry upon or use of said easement the surface of same shall be restored to the condition existing prior to such entry.

(c) A further easement reserved for the installation and maintenance of a railroad spur siding described as follows:

COMMENCING at the easterly line of the premises above conveyed where it is intersected by the northerly line of the 20 foot railroad easement described in sub paragraph (a) above; thence northerly along the easterly line of the aforesaid premises a distance of 30 feet to a point; thence southwesterly a distance of 180 feet to a point in the northerly line of the above referred to railroad easement; thence easterly along the northerly line of said railroad easement to the point and place of beginning. In connection with said easement, the right is reserved to enter upon same and re-enter from time to time with men, materials and equipment for the purpose of installation and maintenance of a railroad spur siding and appurtenance. The grantee shall not erect any structures in said easement or otherwise interfere with the use of said easement for said railroad spur or siding.

In addition to the premises first above conveyed, there is conveyed to the grantee by the grantor an easement for the installation of a railroad spur or siding identical to that reserved in sub paragraph (c) above to the grantor, which easement is described as follows:

COMMENCING at a point in the westerly line of the premises first above conveyed where it is intersected by the northerly line of the railroad easement referred to in sub paragraph (a) above; thence northerly along the westerly line


                          SEE SCHEDULE "A" (Cont'd)
of the premises first above conveyed a distance of 30 feet to a point; thence westerly a distance of 180 feet to a point in the northerly line of the 20 foot railroad easement described in said paragraph (a) extended westerly; thence easterly along the northerly line of said 20 foot railroad easement extended westerly to the point and place of beginning.

The above premises are further conveyed subject to easement heretofore granted to Rochester Gas & Electric Corporation, Rochester Telephone Corporation for the privilege to run and maintain poles, wires, conduits and appurtenances, which easement is 5 feet in width, and is located north of the northerly side of the 20 foot rail easement referred to in Paragraph (a) above.

There is further reserved from the above described premises the following easements;

(A) An easement 20 feet in width for installation and maintenance of a railroad spur or siding which easement is described by beginning at a point in the westerly line of the premises above conveyed 48 feet northerly from the southwest corner thereof; thence running easterly and parallel to the southerly line of the premises above conveyed, 48 feet northerly from, measured at right angles to said southerly line a distance of 235 feet to a point of curve; thence running easterly on the arc of a curve to the right having a radius of 146.21 feet, a distance of 101 feet more or less to a point in the easterly line of the premises above conveyed, which point is 43 feet more or less northerly from the southeast corner of said premises; thence northerly along the easterly line of the premises above conveyed a distance of 20 feet to a point; thence running westerly on the arc of a curve to the left having a radius of 1066.21 feet, a distance of 101.5 feet more or less to a point of curve; thence running westerly, parallel to the southerly line of the easement and 20 feet northerly therefrom a distance


                        .... SEE SCHEDULE "A" (Cont'd)
of 235 feet to a point in the westerly line of the premises above conveyed; thence southerly along the westerly line of the premises above conveyed a distance of 20 feet to the place of beginning. In connection with the aforesaid easement the right is reserved to enter upon said easement and re-enter from time to time with men, materials and equipment for the installation and maintenance of a railroad spur or siding together with appurtenances and the grantee shall not erect any structures in said easement or otherwise disturb any railroad spur line now or hereafter constructed in said easement.

(B) Additional easements are reserved over the premises above conveyed as follows: Same as set forth in description above except (4) reads as follows: (4) an easement 48 feet in width along the westerly line of the aforesaid premises and 40 feet in width along the easterly line of said premises. Said easement being along the southerly line of said premises.

Said easements are reserved for the purpose of installation and maintenance of sanitary sewer lines, water lines, drainage facilities, storm water sewers, utility lines and appurtenances. The right is reserved to enter upon said easements and re-enter from time to time with men, materials and equipment for such purposes. Grantees shall not erect any buildings or structures within said easements but may use same for parking or other purposes provided such use does not interfere with the use of said easements for the purpose granted. Except for any open drainage installations and replacement of trees or shrubs, after any entry upon or use of said easement the surface of same shall be restored to the condition existing prior to such entry.

(C) A further easement reserved for the installation and maintenance of a railroad spur siding described as follows: Same as set forth in description above.

In connection with said easement, the right is reserved to enter upon same and re-enter from time to time with men, materials and equipment for the purpose of installation and maintenance of a railroad spur siding and appurtenance.





                           SEE SCHEDULE "A" (Cont'd)

The grantees shall not erect any structures in said easement or otherwise interfere with the use of said easement for said railroad spur or siding.

In addition to the premises first above conveyed to the grantees by the grantor an easement for the installation of a railroad spur or siding identical to that reserved in sub paragraph (C) above to the grantor, which easement is described as follows: Same as set forth in description above.

The above premises are further conveyed subject to easement heretofore granted to Rochester Gas and Electric Corporation, Rochester Telephone Corporation for the privilege to run and maintain poles, wires, conduits and appurtenances, which easement is 5 feet in width and is located along the northerly side of the 20 foot rail easement referred to in paragraph A above.